UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06115

Aberdeen Singapore Fund, Inc.
(Exact name of registrant as specified in charter)

1735 Market Street, 32nd Floor Philadelphia, PA			19103
(Address of principal executive offices)			(Zip code)

Andrea Melia Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-522-5465

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2016

Item 1. Reports to Stockholders.

Aberdeen Singapore Fund, Inc. (SGF)

Semi-Annual Report

April 30, 2016

Aberdeen

Aberdeen

Simply asset management.

Stockholder Letter (unaudited)

Dear Stockholder,

We present this Semi-Annual Report which covers the activities of Aberdeen Singapore Fund, Inc. (formerly, The Singapore Fund, Inc.) (the “Fund”) for the six-month period ended April 30, 2016. The Fund’s investment objective is capital appreciation, which it seeks through investment primarily in Singapore equity securities. The Fund also, to a lesser degree, invests in equity securities issued by companies in ASEAN Group countries. The ASEAN Group currently is composed of Brunei, Cambodia, Indonesia, Laos, Malaysia, Myanmar (formerly Burma), the Philippines, Singapore, Thailand and Vietnam.

Total Return Performance

For the six-month period ended April 30, 2016 the total return to stockholders of the Fund based on the net asset value (“NAV”) of the Fund was 2.0%, assuming reinvestment of dividends and distributions, versus a return of 0.6% for the Fund’s benchmark, the MSCI Singapore Index1 on a U.S. dollar basis.

Share Price and NAV

For the six-month period ended April 30, 2016, based on market price, the Fund’s total return was 0.6% assuming reinvestment of dividends and distributions. The Fund’s share price decreased 2.5% over the six-month period, from $9.33 on October 31, 2015 to $9.10 on April 30, 2016. The Fund’s share price on April 30, 2016 represented a discount of 15.2% to the NAV per share of $10.73 on that date, compared with a discount of 14.0% to the NAV per share of $10.85 on October 31, 2015.

Managed Distribution Policy

On March 15, 2016, the Board concluded that it was in the best interest of stockholders to suspend the Fund’s managed distribution policy (the “Policy”) of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average of the Fund’s prior four quarter-end net asset values. The suspension of the Policy does not impact the Fund’s overall objective of seeking capital appreciation through investments primarily in Singapore equity securities. Also the Board remains committed to its oversight of the Fund’s discount, and intends to continue the Fund’s Discount Management and Open Market Repurchase Policies. Information regarding the tax classification of distributions made by the Fund will be made available in January 2017 as part of Form 1099-Div.

Open Market Repurchase Program

The Fund’s policy is generally to buy back Fund shares on the open market when the Fund trades at discounts to NAV in excess of 12%

and when in the reasonable judgment of management such repurchases may enhance stockholder value. During the six-month period ended April 30, 2016 the Fund repurchased 103,883 shares.

Portfolio Holdings Disclosure

The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year are included in the Fund’s Semi-Annual and Annual reports to stockholders. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is also available to stockholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by the following August 30 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465; and (ii) on the SEC’s website at http://www.sec.gov.

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund’s transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund’s transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund’s transfer agent.

1                      The MSCI Singapore Index is designed to measure the performance of the large and mid-cap segments of the Singapore market. With 28 constituents, the index covers approximately 85% of the free float-adjusted market capitalization of the Singapore equity universe. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Aberdeen Singapore Fund, Inc.	1

Stockholder Letter (unaudited) (concluded)

Investor Relations Information

As part of Aberdeen’s commitment to stockholders, we invite you to visit the Fund on the web at www.aberdeensgf.com. From this page, you can view monthly fact sheets, portfolio manager commentary, distribution and performance information, updated daily fact sheets courtesy of Morningstar®, and portfolio charting and other timely data.

Enroll in Aberdeen’s email services to be among the first to receive the latest closed-end fund news, announcements of upcoming fund manager web casts, films and other information. In addition, you can receive electronic versions of important Fund documents including Annual reports, Semi-Annual reports, prospectuses, and proxy statements. Sign-up today at www.aberdeen-asset.us/aam.nsf/usclosed/email.

Please take a look at Aberdeen’s award-winning Closed-End Fund Talk Channel, where a series of fund manager webcasts and short films are posted. Visit Aberdeen’s Closed-End Fund Talk Channel at www.aberdeen-asset.us/aam.nsf/usclosed/aberdeentv.

Contact Us

•	Visit us: http://www.aberdeen-asset.us/cef or www.aberdeensgf.com;
•	Watch us: www.aberdeen-asset.us/aam.nsf/usclosed/aberdeentv;
•	Email us: InvestorRelations@aberdeen-asset.com; or
•	Call us: 1-800-522-5465 (toll free in the U.S.)

Yours sincerely,

/s/ Alan Goodson

Alan Goodson

President

2	Aberdeen Singapore Fund, Inc.

Report of the Investment Manager (unaudited)

Market/economic review

Singapore equities rose marginally over the six-month period ended April 30, 2016, outperforming the broader Asia-Pacific region. The MSCI Singapore Index gained 0.58% versus the -0.34% return of the MSCI All Country (AC) Asia Pacific ex Japan Index for the period. Investor sentiment initially was supported by higher-than-expected gross domestic product (GDP) growth in the third quarter of 2015. Inflation eased and exports remained sluggish, but demand for cars buoyed retail sales. The jobless rate held steady over the period, defying expectations of deterioration. After several months of market speculation, the U.S. Federal Reserve (Fed) finally raised its benchmark interest rate by 25 basis points (0.25%) in December 2015, eliminating a key source of uncertainty.

However, global stock markets subsequently faced a rough start to 2016, given prevailing worries over China’s turbulent markets and economic health. The FTSE Singapore Straits Times Index bottomed in January, but subsequently recovered on the back of strength in the more defensive consumer-related sectors. Towards the end of the reporting period, Singapore equities reached their highest level in six-months, driven by the Fed’s more dovish monetary policy stance and a rebound in commodity prices. Singapore’s central bank also unexpectedly flattened its currency policy band,* signaling that it will not seek to strengthen the Singapore dollar amid concerns over anemic economic growth. This was its third policy easing move since 2015, and was the first time in the absence of a recession. Potential beneficiaries of a weaker currency include tourism-related companies, such as Fund holdings Singapore Airlines and SATS, a food solutions and gateway services company, the hospitality real estate investment trusts (REITs), and those that derive substantial earnings overseas, such as the Fund’s holding in Singapore Telecom.

Although industrial production and non-oil domestic exports rose in March 2016, we think that a sustainable recovery is still some way off, given subdued external demand. Retail sales saw an unexpected drop in February, as double-digit declines across most categories, led by food and beverages, overshadowed strength in car sales.

Fund performance review

During the reporting period, the Fund’s exposure to Yoma Strategic, which is not represented in the benchmark FTSE Singapore Straits Times Index, enhanced performance. The property developer, which has significant interests in Myanmar, recorded quarterly results over the period that were boosted by a revaluation gain from its telecom tower business and growth in non-property segments. There were also signs of a recovery in Myanmar’s real estate market, given the positive investor sentiment in the wake of the nation’s election results in November 2015. The Fund’s underweight allocation to DBS Group Holdings relative to the benchmark also contributed to performance, as the lender’s share price moved lower on investors’ concerns over its asset quality, particularly its exposure to China’s slowing economy and the commodity sector. However, we maintain our positive view of the company’s loan loss provisioning and its approach to loan growth.

In contrast, the Fund’s holding in KrisEnergy was the largest detractor from performance for the reporting period, as it posted weaker-than-expected full-year 2015 operating results, attributable partially to US$70 million in loan impairments linked to its Thai assets. The position in Keppel Corp. also had a negative impact on performance. The conglomerate reported its fourth straight decline in quarterly profits in the first quarter of its 2016 fiscal year, after it deferred several projects and contracts for its biggest client, Sete Brasil. Sete, which has filed for bankruptcy protection, has not paid Keppel on roughly US$4.9 billion in rig orders. Keppel has set aside S$230 million (approximately US$167 million) in loss provisions. We are monitoring the situation, although we feel that it is too early to assess the impact of the bankruptcy filing.

During the reporting period, we initiated a position in iFast, a leading Internet-based investment products distributor with operations in Singapore, Hong Kong, Malaysia and China. As a direct proxy for the wealth management industry in Asia, we believe that the company has a scalable business with ample growth opportunities. Conversely, we exited the Fund’s position in Singapore Post because of the structural deterioration of its core business and its ongoing capital expenditure commitments to its logistics business and its U.S. e-commerce subsidiary, TradeGlobal. We also exited the holding in SembCorp Marine given our negative view on the outlook for the energy services industry. Furthermore, we believe that the company’s stretched balance sheet, which arose from delayed customer payments, also may impede its ability to navigate the business cycle effectively.

Outlook

The Singapore central bank has not revised its forecast of 1-3% GDP growth for the 2016 calendar year. However, we think that its surprise currency policy band move on the Singapore dollar highlights its concern over a less favorable external environment, particularly faltering economies of Singapore’s major trading partners, as well as a softening labor market and weaker consumer sentiment domestically. Those sectors which are sensitive to external demand, such as manufacturing, may find it more of a struggle than those reliant on domestic consumption, in our view. We have seen this come through in the recent results of the Fund’s holdings, and we anticipate that conditions will remain challenging for these companies over the short term.

Aberdeen Asset Management Asia Limited

*    A currency policy band establishes a trading range in which a currency’s exchange rate can float.

Aberdeen Singapore Fund, Inc.	3

Total Investment Return (unaudited)

The following table summarizes average annual Fund performance compared to the MSCI Singapore Index, the Fund’s benchmark, for the 1-year, 3-year, 5-year and 10-year periods as of April 30, 2016.

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	-14.4%	-5.9%	-1.3%	4.2%
Market Value	-17.0%	-7.5%	-2.9%	3.2%
MSCI Singapore Index	-17.2%	-5.1%	-1.4%	5.7%

Aberdeen Asset Management Inc. has entered into an agreement with the Fund to cap Investor Relation Services fees, without which total return performance would be lower. See Note 3 in the Notes to Financial Statements. Returns represent past performance. Total investment return at net asset value (NAV) is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund’s dividend reinvestment program. All return data at NAV includes fees charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses”. The Fund’s total return is based on the reported NAV on each financial reporting period end. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a stockholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeensgf.com or by calling 800-522-5465.

The annualized net operating expense ratio excluding fee waivers based on the six-month period ended April 30, 2016 was 1.59%. The annualized net operating expense ratio net of fee waivers based on the six-month period ended April 30, 2016 was 1.56%.

4	Aberdeen Singapore Fund, Inc.

Portfolio Composition (unaudited)

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (“GICS”), expressed as a percentage of net assets. The GICS structure consists of 10 sectors, 24 industry groups, 67 industries and 156 sub-industries. As of April 30, 2016, the Fund did not have more than 25% of its assets invested in any industry, except banks, which accounted for 25.3% of the Fund’s assets due to market changes that occurred after the Fund made its last purchase of shares of a banking company. The sectors, as classified by GICS, are comprised of several industries. As of April 30, 2016, the Fund held 96.9% of its net assets in equities, 0.6% in a short-term investment and 2.5% in other assets in excess of liabilities.

Top Sectors	As a Percentage of Net Assets
Financials	52.6%*
Industrials	28.0%
Telecommunication Services	4.9%
Health Care	4.6%
Information Technology	3.0%
Consumer Discretionary	2.6%
Energy	0.7%
Materials	0.5%
Other Assets in Excess of Liabilities	3.1%
100.0%

*      As of April 30, 2016 the Fund’s holdings in the Financials sector consisted of five industries: Banks, Consumer Finance, Diversified Financial Services, Real Estate Investment Trust and Real Estate Management & Development, which represented 25.3%, 1.6%, 2.5%, 6.0% and 17.2% respectively, of the Fund’s net assets.

Top Ten Equity Holdings (unaudited)

The following were the Fund’s top ten holdings as of April 30, 2016:

Name of Security	As a Percentage of Net Assets
Oversea-Chinese Banking Corp. Ltd.	10.8%
United Overseas Bank Ltd.	7.3%
DBS Group Holdings Ltd.	7.2%
Jardine Matheson Holdings Ltd.	7.1%
City Developments Ltd.	6.6%
Keppel Corp. Ltd., REIT	5.3%
Singapore Telecommunications Ltd.	4.9%
Singapore Technologies Engineering Ltd.	4.9%
Raffles Medical Group Ltd.	3.7%
Singapore Airlines Ltd.	2.8%

Aberdeen Singapore Fund, Inc.	5

Portfolio of Investments (unaudited)

As of April 30, 2016

Shares	Description	Value (US$)
LONG-TERM INVESTMENTS—96.9%(a)
COMMON STOCKS—96.9%
HONG KONG—9.3%
INDUSTRIAL CONGLOMERATES—9.3%
105,500	Jardine Matheson Holdings Ltd.	$5,818,550
61,500	Jardine Strategic Holdings Ltd.	1,777,656
		7,596,206
SINGAPORE—87.6%
AEROSPACE & DEFENSE—4.9%
1,660,000	Singapore Technologies Engineering Ltd.	3,962,435
AIRLINES—2.8%
272,000	Singapore Airlines Ltd.	2,321,923
BANKS—25.3%
522,784	DBS Group Holdings Ltd.	5,913,249
1,359,515	Oversea-Chinese Banking Corp. Ltd.	8,831,535
431,824	United Overseas Bank Ltd.	5,950,798
		20,695,582
COMMERCIAL SERVICES & SUPPLIES—0.4%
455,200	Riverstone Holdings Ltd.	329,644
CONSTRUCTION & ENGINEERING—0.6%
258,000	United Engineers Ltd.	447,611
CONSUMER FINANCE—1.6%
728,000	Hong Leong Finance Ltd.	1,297,416
DISTRIBUTORS—2.5%
72,061	Jardine Cycle & Carriage Ltd.	2,060,214
DIVERSIFIED FINANCIAL SERVICES—2.5%
359,000	Singapore Exchange Ltd.	2,003,777
DIVERSIFIED TELECOMMUNICATION SERVICES—4.9%
1,406,000	Singapore Telecommunications Ltd.	4,021,707
ELECTRONIC EQUIPMENT INSTRUMENTS & COMPONENTS—2.6%
347,000	Venture Corp. Ltd.	2,157,857
HEALTH CARE PROVIDERS & SERVICES—3.7%
868,372	Raffles Medical Group Ltd.	3,030,989
INDUSTRIAL CONGLOMERATES—5.3%
1,086,500	Keppel Corp. Ltd.	4,341,902
INTERNET SOFTWARE & SERVICES—0.4%
400,000	iFAST Corp. Ltd.(b)	361,379
METALS & MINING—0.5%
248,990	Straits Trading Co. Ltd.(b)	377,692
OIL, GAS & CONSUMABLE FUELS—0.7%
4,203,058	KrisEnergy Ltd.(c)	581,209
PHARMACEUTICALS—0.9%
1,725,000	Eu Yan Sang International Ltd.	690,091

6	Aberdeen Singapore Fund, Inc.

Portfolio of Investments (unaudited) (concluded)

As of April 30, 2016

Shares	Description	Value (US$)
LONG-TERM INVESTMENTS (continued)
COMMON STOCKS (continued)
SINGAPORE (continued)
REAL ESTATE INVESTMENT TRUSTS (REIT)—6.0%
1,288,000	CDL Hospitality Trusts	$1,334,800
2,804,000	Far East Hospitality Trust	1,386,037
1,370,000	Keppel DC REIT	1,114,590
1,341,212	Keppel REIT	1,045,262
		4,880,689
REAL ESTATE MANAGEMENT & DEVELOPMENT—17.2%
624,000	Bukit Sembawang Estates Ltd.	2,061,749
938,000	CapitaLand Ltd.	2,160,613
872,600	City Developments Ltd.	5,397,351
845,000	Global Logistic Properties Ltd.	1,198,251
1,470,000	Wheelock Properties (Singapore) Ltd.	1,696,522
3,963,600	Yoma Strategic Holdings Ltd.(c)	1,584,762
		14,099,248
ROAD & RAIL—2.0%
777,000	ComfortDelGro Corp. Ltd.	1,665,338
SPECIALTY RETAIL—0.1%
2,035,000	FJ Benjamin Holdings Ltd.(c)	108,468
TRANSPORTATION INFRASTRUCTURE—2.7%
728,000	SATS Ltd.	2,216,926
		71,652,097
	Total Common Stocks	79,248,303
	Total Long-Term Investments—96.9% (cost $76,947,146)	79,248,303
SHORT-TERM INVESTMENT—0.6%
$490,000	Repurchase Agreement, Fixed Income Clearing Corp., 0.03% dated 04/29/2016, due 05/02/2016 repurchase price $490,001, collateralized by U.S. Treasury Note, maturing 02/15/2025; total market value of $501,025	490,000
	Total Short-Term Investment—0.6% (cost $490,000)	490,000
	Total Investments—97.5% (cost $77,437,146)(d)	79,738,303
	Other Assets in Excess of Liabilities—2.5%	2,082,238
	Net Assets—100.0%	$81,820,541

(a)

Unless otherwise noted, securities are fair valued. Fair Values are determined pursuant to procedures approved by the Fund’s Board of Directors. See Note 2(a) of the accompanying Notes to Financial Statements.

(b)	Security is not fair valued. See Note 2(a) of the accompanying Notes to Financial Statements.
(c)	Non-income producing security.
(d)	See Note 10 of the accompanying Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.

REIT Real Estate Investment Trust

See Notes to Financial Statements.

Aberdeen Singapore Fund, Inc.	7

Statement of Assets and Liabilities (unaudited)

As of April 30, 2016

Assets

Investments, at value (cost $76,947,146)		$79,248,303
Repurchase agreement, at value (cost $490,000)		490,000
Foreign currency, at value (cost $1,424,749)		1,444,509
Cash		200
Interest and dividends receivable		825,684
Prepaid expenses and other assets		8,073
Total assets		82,016,769

Liabilities
Investment management fees payable (Note 3)		50,407
Audit and tax services		42,175
Legal fees and expenses		28,099
Investor relations fees payable (Note 3)		12,405
Administration fee payable (Note 3)		5,414
Accrued expenses		57,728
Total liabilities		196,228

Net Assets		$81,820,541

Composition of Net Assets:
Common stock (par value $0.01 per share) (Note 5)		$76,229
Paid-in capital in excess of par		82,853,602
Distributions in excess of net investment income		(1,398,011)
Accumulated net realized loss from investments and foreign currency transactions		(2,035,587)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies		2,324,308
Net Assets		$81,820,541
Net asset value per share based on 7,622,858 shares issued and outstanding		$10.73

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

8	Aberdeen Singapore Fund, Inc.

Statement of Operations (unaudited)

For the Six-Month Period Ended April 30, 2016

Net Investment Income

Income
Dividends and other income (net of foreign withholding taxes of $12,198)	$1,156,886
1,156,886

Expenses
Investment management fee (Note 3)	290,700
Directors’ fees and expenses	60,804
Independent auditors’ fees and expenses	32,606
Reports to stockholders and proxy solicitation	31,422
Administration fee (Note 3)	31,017
Investor relations fees and expenses (Note 3)	30,898
Legal fees and expenses	29,431
Insurance expense	28,333
Custodian’s fees and expenses	18,735
Transfer agent’s fees and expenses	12,235
NYSE listing fee	11,490
PA franchise tax fee	3,519
Miscellaneous	36,536
Total operating expenses before reimbursed/waived expenses	617,726
Less: Investor relations fee waiver (Note 3)	(11,201)
Total operating expenses	606,525

Net Investment Income	550,361
Net Realized and Unrealized Gains/(Losses) on Investments and Foreign Currency Related Transactions
Net realized gain/(loss) from:
Investment transactions	(2,044,074)
Foreign currency transactions	8,489
(2,035,585)

Net change in unrealized appreciation/(depreciation) on:
Investments	2,296,665
Foreign currency translation	23,047
2,319,712
Net realized and unrealized gain from investments and foreign currency related transactions	284,127
Net Increase in Net Assets Resulting from Operations	$834,488

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Singapore Fund, Inc.	9

Statements of Changes in Net Assets

	For the Six-Month Period Ended April 30, 2016 (unaudited)	For the Year Ended October 31, 2015

Increase/(Decrease) in Net Assets

Operations:
Net investment income	$550,361	$1,971,362
Net realized gain/(loss) from investment transactions	(2,044,074)	655,236
Net realized gain/(loss) from foreign currency transactions	8,489	(101,238)
Net change in unrealized appreciation/(depreciation) on investments	2,296,665	(17,839,068)
Net change in unrealized appreciation/(depreciation) on foreign currency translation	23,047	7,203
Net increase/(decrease) in net assets resulting from operations	834,488	(15,306,505)

Distributions to Stockholders from:
Net investment income	(1,920,359)	(1,901,545)
Net realized gains	–	(1,748,884)
Tax return of capital	–	(4,426,230)
Net (decrease) in net assets from distributions	(1,920,359)	(8,076,659)

Capital Share Transactions:
Reinvestment of dividends resulting in the issuance of 23,098 and 124,783 shares of common stock, respectively	184,780	1,341,763
Repurchase of common stock under the open market repurchase policy (103,883 and 94,663), respectively (Note 7)	(879,747)	(1,006,845)
Change in net assets from capital stock transactions	(694,967)	334,918
Change in net assets resulting from operations	(1,780,838)	(23,048,246)

Net Assets:
Beginning of period	83,601,379	106,649,625
End of period (including distributions in excess of net investment income of ($1,398,011) and ($28,013), respectively)	$81,820,541	$83,601,379

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

10	Aberdeen Singapore Fund, Inc.

Financial Highlights

	For the Six-Month Period Ended April 30, 2016		For the Fiscal Years Ended October 31,
	(unaudited)		2015	2014	2013	2012	2011
PER SHARE OPERATING PERFORMANCE(a):
Net asset value, beginning of period	$10.85		$13.90	$14.87	$15.19	$13.79	$17.26
Net investment income	0.07		0.26	0.29	0.39	0.27	0.16
Net realized and unrealized gains/(losses) on investments and foreign currencies	0.04		(2.28)	(0.37)	0.57	1.80	(1.75)
Total from investment operations	0.11		(2.02)	(0.08)	0.96	2.07	(1.59)
Distributions from:
Net investment income	(0.25)		(0.25)	(0.38)	(0.61)	(0.34)	(0.28)
Net realized gains	–		(0.23)	(0.51)	(0.65)	(0.30)	(1.57)
Tax return of capital	–		(0.57)	–	–	–	–
Total distributions	(0.25)		(1.05)	(0.89)	(1.26)	(0.64)	(1.85)

Capital Share Transactions:
Dilutive effect of dividend reinvestment	–		–	–	(0.02)	–	(0.03)
Dilutive effect of in-kind tender offer	–		–	–	–	(0.03)	–
Impact of open-market repurchase policy	0.02		0.02	–	–	–	–
Total capital share transactions	0.02		0.02	–	(0.02)	(0.03)	(0.03)
Net asset value, end of period	$10.73		$10.85	$13.90	$14.87	$15.19	$13.79
Market value, end of period	$9.10		$9.33	$12.34	$13.43	$13.55	$12.60

Total Investment Return Based on(b):
Market value	0.58%		(16.50% )	(1.47% )	8.37%	13.48%	(13.19% )
Net asset value	1.98%		(13.80% )	0.24%	7.04%	16.24%	(10.22% )

Ratio to Average Net Assets/Supplementary Data:
Net assets, end of period (in millions)	$81.8		$83.6	$106.6	$113.6	$114.2	$137.5
Average net assets (in millions)	$78.0		$97.6	$110.0	$116.4	$117.8	$151.1
Net operating expenses, net of fee waivers	1.56%	(c)	1.47%	1.47%	1.43%	1.65%	1.83%
Net operating expenses, excluding fee waivers	1.59%	(c)	1.48%	–	–	–	–
Net investment income	1.42%	(c)	2.01%	1.99%	2.57%	1.96%	1.03%
Portfolio turnover	2%		8%	11%	10%	11%	76%

(a)	Based on average shares outstanding.

(b)

Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains, and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.

(c)	Annualized.

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Singapore Fund, Inc.	11

Notes to Financial Statements (unaudited)

April 30, 2016

1. Organization

Aberdeen Singapore Fund, Inc. (the “Fund”), was incorporated in Maryland on May 31, 1990 and commenced operations on July 31, 1990. The Fund is registered with the Securities and Exchange Commission as a closed-end, non-diversified management investment company.

The Fund’s investment objective is capital appreciation, which it seeks through investment primarily in Singapore equity securities. The Fund also, to a lesser degree, invests in equity securities issued by companies in the Association of Southeast Asian Nations (the “ASEAN Group”) countries. As of April 30, 2016, the ASEAN Group currently includes, but is not limited to Brunei, Cambodia, Indonesia, Laos, Malaysia, Myanmar (formerly Burma), the Philippines, Singapore, Thailand and Vietnam.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The books and records of the Fund are maintained in U.S. Dollars.

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Fund’s valuation and liquidity procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to contract at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing the Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Fund’s Board of Directors. A security that has been fair valued by the Fund’s Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information

12	Aberdeen Singapore Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2016

available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. The three-level hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of April 30, 2016 in valuing the Fund’s investments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1	Level 2	Level 3	Total
Long-Term Investments
Internet Software & Services	$361,379	$–	$–	$361,379
Metals & Mining	377,692	–	–	377,692
Other	–	78,509,232	–	78,509,232
Short-Term Investment	–	490,000	–	490,000
Total	$739,071	$78,999,232	$–	$79,738,303

Amounts listed as “–” are $0 or round to $0.

The Fund held no Level 3 securities at April 30, 2016.

For movements between the Levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each period. The utilization of valuation factors may result in transfers between Level 1 and Level 2.

During the six-month period ended April 30, 2016, the securities issued by Bukit Sembawang Estates Ltd., FJ Benjamin Holdings Ltd., KrisEnergy Ltd. and Riverstone Holdings Ltd. in the amounts of $2,061,749, $108,648, $581,209 and $329,644, respectively, transferred from Level 1 to Level 2 because there was a valuation factor applied on April 30, 2016. During the six-month period ended April 30, 2016, the security issued by Straits Trading Co. Ltd. in the amount of $377,692, transferred from Level 2 to Level 1 because there was not a valuation factor applied on April 30, 2016.

For the six-month period ended April 30, 2016, there were no significant changes to the fair valuation methodologies.

b. Repurchase Agreements:

The Fund may enter into repurchase agreements under the terms of a Master Repurchase Agreement. It is the Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. Under the Master Repurchase Agreement, if the counterparty defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the counterparty of the repurchase agreement, realization of the collateral by the Fund may be delayed or limited. Repurchase agreements are subject to contractual netting arrangements with the counterparty, Fixed Income Clearing Corp. For additional information on the Fund’s repurchase agreement, see the Portfolio of Investments. The Fund held a repurchase agreement of $490,000 as of April 30, 2016. The value of the related collateral exceeded the value of the repurchase agreement at April 30, 2016.

c. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)             market value of investment securities, other assets and liabilities – at the exchange rates at the current daily rates of exchange at the Valuation Time; and

Aberdeen Singapore Fund, Inc.	13

Notes to Financial Statements (unaudited) (continued)

April 30, 2016

(ii)          purchases and sales of investment securities, income and expenses – at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

d. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions which may be recorded after the ex-date, as soon as the Fund acquires information regarding such dividends or corporate actions.

Interest income and expenses are recorded on an accrual basis.

e. Distributions:

The Fund intends to declare and pay distributions at least annually from net investment income and net realized gains on investment transactions and net realized foreign exchange gains, if any to the extent those amounts are not otherwise distributed under the managed distribution policy. Dividends and distributions to stockholders are recorded on the ex-dividend date.

Dividends and distributions to stockholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to wash sales, foreign currency losses and investments in passive foreign investment companies.

On March 15, 2016, the Board concluded that it was in the best interest of stockholders to suspend the Fund’s managed distribution policy (the “Policy”) to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized short-term capital gains and return of capital distributions, if necessary, on a quarterly basis.

f. Federal Income Taxes:

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31 are subject to such review.

The Fund continues to meet the conditions required to qualify for the exemption from Singapore income tax, available to non-Singapore residents who are beneficiaries of funds managed by approved fund managers, in respect of certain types of income. Accordingly, no provision for Singapore income tax is required.

14	Aberdeen Singapore Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2016

g. Rights Issues and Warrants:

Rights issues give the right, normally to existing shareholders, to buy a proportional number of additional securities at a given price (generally at a discount) within a fixed period (generally a short term period) and are offered at the company’s discretion. Warrants are securities that give the holder the right to buy common stock at a specified price for a specified period of time. Rights issues and warrants are speculative and have no value if they are not exercised before the expiration date. Rights issues and warrants are valued at the last sale price on the exchange on which they are traded.

h. Foreign Withholding Tax:

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

3. Agreements and Transactions with Affiliates

a. Investment Manager:

Aberdeen Asset Management Asia Limited (“AAMAL”) serves as the Fund’s investment manager with respect to all investments. For such services, the Fund pays AAMAL a monthly fee at an annual rate of 0.80% of the first $50 million of the Fund’s average weekly Managed Assets and 0.66% of the Fund’s average weekly Managed Assets in excess of $50 million. For purposes of this calculation, “Managed Assets” of the Fund means total assets of the Fund, including assets attributable to investment leverage, minus all liabilities, but not excluding any liabilities or obligations attributable to leverage obtained by the Fund for investment purposes through (i) the issuance or incurrence of indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or (iii) any other means, but not including any collateral received for securities loaned by the Fund. For the six-month period ended April 30, 2016, AAMAL earned $290,700 from the Fund for management fees.

b. Fund Administration:

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of AAMAL serves as the Fund’s administrator, pursuant to an agreement, under which AAMI received a fee, payable quarterly by the Fund, at an annual fee rate of 0.08% of the value of the Fund’s average weekly net assets.

For the six-month period ended April 30, 2016, AAMI earned $31,017 from the Fund for administration fees.

c. Investor Relations:

Under the terms of the Investor Relations Services Agreement, AAMI provides and pays third parties to provide investor relations services to the Fund and certain other funds advised by AAMAL or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the “Fund’s Portion”). However, investor relations services fees are capped by AAMI so that the Fund will only pay up to an annual rate of 0.05% of the Fund’s average weekly net assets. Any difference between the capped rate of 0.05% of the Fund’s average weekly net assets and the Fund’s Portion is paid for by AAMI.

Pursuant to the terms of the Investor Relations Services Agreement, AAMI provides, among other things, objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

During the six-month period ended April 30, 2016, the Fund incurred investor relations fees of approximately $30,553 of which AAMI waived $11,201 for investor relations services. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the six-month period ended April 30, 2016, were $1,616,659 and $5,064,404, respectively.

5. Capital

The authorized capital of the Fund is 100 million shares of $0.01 par value common stock. During the six-month period ended April 30, 2016, the Fund repurchased 103,883 shares pursuant to the Open Market Repurchase Policy (See Note 7) and reinvested 23,098 shares pursuant to its Dividend Reinvestment and Cash Purchase Plan. As of

Aberdeen Singapore Fund, Inc.	15

Notes to Financial Statements (unaudited) (continued)

April 30, 2016

April 30, 2016, there were 7,622,858 shares of common stock issued and outstanding.

6. Discount Management Policy

On June 2, 2011, the Fund announced that the Board had approved a Discount Management Policy. In accordance with the Discount Management Policy, if the Fund’s shares trade on the NYSE at an average discount from their NAV of more than 9% during any fiscal quarter of the Fund (based on the reported closing price on the NYSE on each trading day during that fiscal quarter), the Board will consider a variety of measures to address the Fund’s discount, including but not limited to, repurchasing outstanding shares of the Fund, reviewing the Fund’s distribution policy and corporate actions or other measures which the Board may reasonably believe can assist in reducing the Fund’s discount to NAV. The particular policy measures applied will be at the discretion of the Board and will depend on the prevailing circumstances. The Discount Management Policy became effective upon stockholder approval of the new investment management agreement with AAMAL on August 4, 2011. During the six-month period ended April 30, 2016, the Fund repurchased 103,883 shares.

7. Open Market Repurchase Policy

Effective April 11, 2012, the Board authorized, but does not require, management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares as of April 30, 2012 in accordance with Rule 10b-18 under the Securities Exchange Act of 1934, as amended, and other applicable federal securities laws, such purchases may be made when, in the reasonable judgment of management, such repurchases may enhance stockholder value and when the Fund’s shares are trading at a discount to NAV of 12% or more, subject to intraday fluctuations that may result in repurchases at discounts below 12%. On a quarterly basis, the Board will receive information on any transactions made pursuant to the open market purchase policy during the prior quarter. During the six-month period ended April 30, 2016, the Fund repurchased 103,883 shares under this policy and under the Discount Management Policy (see Note 6).

8. Portfolio Investment Risks

a. Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries. Foreign securities may also be harder to price than U.S. securities.

b. Focus Risk:

The Fund may have elements of risk not typically associated with investments in the United States due to focused investments in a limited number of countries or regions subject to foreign securities or currencies risks. Such focused investments may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

c. Sector Risk:

To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

In particular, being invested heavily in the financial sector may make the Fund vulnerable to risks and pressures facing companies in that sector, such as regulation, consolidation, interest rate changes and general economic conditions.

9. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

10. Tax Information

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of April 30, 2016 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$77,437,146	$12,083,618	$(9,782,461)	$2,301,157

16	Aberdeen Singapore Fund, Inc.

Notes to Financial Statements (unaudited) (concluded)

April 30, 2016

11. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of April 30, 2016.

Aberdeen Singapore Fund, Inc.	17

Dividend Reinvestment and Cash Purchase Plan (unaudited)

A Dividend Reinvestment and Cash Purchase Plan (the “Plan”) is available to provide Stockholders with automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional semi-annual cash investments in Fund shares through the Plan Agent. A brochure fully describing the Plan’s terms and conditions is available by calling the Plan Agent at (866) 669-9903 or by writing Aberdeen Singapore Fund, Inc., c/o the American Stock Transfer & Trust Company, Operations Center, 6201 15th Avenue, Brooklyn, NY 11219.

A brief summary of the material aspects of the Plan follows:

Who can participate in the Plan? If you wish to participate and your shares are held in your name, you may elect to become a direct participant in the Plan by completing and mailing the Enrollment Authorization form on the back cover of the Dividend Reinvestment and Cash Purchase Plan Brochure to the Plan Agent. However, if your shares are held in the name of a financial institution, you should instruct your financial institution to participate in the Plan on your behalf. If your financial institution is unable to participate in the Plan for you, you should request that your shares be registered in your name, so that you may elect to participate directly in the Plan.

May I withdraw from the Plan? If your shares are held in your name and you wish to receive all dividends and capital gain distributions in cash rather than in shares, you may withdraw from the Plan without penalty at any time by contacting the Plan Agent. If your shares are held in the name of a financial institution, you should be able to withdraw from the Plan without a penalty at any time by sending written notice to your financial institution. If you withdraw, you or your financial institution will receive a share certificate for all full shares or, if you wish, the Plan Agent will sell your shares and send you the proceeds, after the deduction of brokerage commissions. The Plan Agent will convert any fractional shares to cash at the then-current market price and send you a check for the proceeds.

How are the dividends and distributions reinvested? If the market price of the Fund’s shares on the payment date should equal or exceed their net asset value per share, the Fund will issue new shares to you at the higher of net asset value or 95% of the then-current market price. If the market price is lower than the net asset value per share, the Fund will issue new shares to you at the market price. If the dividends or distributions are declared and payable as cash only, you will receive shares purchased for you by the Plan Agent on the NYSE or otherwise on the open market to the extent available.

What is the Cash Purchase feature? The Plan participants have the option of making semi-annual investments in Fund shares through the Plan Agent. You may invest any amount from $100 to $5,000 semiannually. The Plan Agent will purchase shares for you on the NYSE or otherwise on the open market on or about February 15th and August 15th of each year. Plan participants should send voluntary cash payments to be received by the Plan Agent approximately ten days before the applicable purchase date. The Plan Agent will return any cash payments received more than thirty days prior to the purchase date. You may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than two business days before the investment date.

Is there a cost to participate? There are no Plan charges or brokerage charges for shares issued directly by the Fund. However, each participant will pay a service fee of $2.50 for each investment and a pro rata portion of brokerage commissions for shares purchased on the NYSE or on the open market by the Plan Agent.

What are the tax implications? The automatic reinvestment of dividends and distributions does not relieve you of any income tax which may be payable (or required to be withheld) on such dividends and distributions. In addition, the Plan Agent will reinvest dividends for foreign participants and for any participant subject to federal backup withholding after the deduction of the amounts required to be withheld.

Please note that, if you participate in the Plan through a brokerage account, you may not be able to continue as a participant if you transfer those shares to another broker. Contact your broker or financial institution or the Plan Agent to ascertain what is the best arrangement for you to participate in the Plan.

18	Aberdeen Singapore Fund, Inc.

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Corporate Information

Directors

Moritz A. Sell, Chairman

Martin J. Gruber

David G. Harmer

Richard J. Herring

Rahn K. Porter

Officers

Alan Goodson, President

Jeffrey Cotton, Vice President – Compliance and Chief Compliance Officer

Andrea Melia, Treasurer

Megan Kennedy, Vice President and Secretary

Bev Hendry, Vice President

Jennifer Nichols, Vice President

Christian Pittard, Vice President

Lucia Sitar, Vice President

Sharon Ferrari, Assistant Treasurer

Heather Hasson, Assistant Secretary

Investment Manager

Aberdeen Asset Management Asia Limited

21 Church Street

#01-01 Capital Square Two

Singapore 049480

Administrator

Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Transfer Agent and Registrar

American Stock Transfer & Trust Company
6201 15th Avenue
Brooklyn, NY 11219

Legal Counsel

Clifford Chance US LLP
31 West 52nd Street
New York, NY 10019

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
2001 Market Street
Philadelphia, PA 19103

Investor Relations

Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Custodian

State Street Bank and Trust Co.
One Iron Street, 5th Floor
Boston, MA 02110

Aberdeen Asset Management Asia Limited

The Financial Statements as of April 30, 2016 included in this report were not audited and accordingly, no opinion is expressed thereon.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Singapore Fund, Inc. are traded on the NYSE under the symbol “SGF”. Information about the Fund’s net asset value and market price is available at www.aberdeensgf.com.

This report, including the financial information herein, is transmitted to the stockholders of Aberdeen Singapore Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

Aberdeen’s Investor Relations Services We invite you to enroll today and stop the paper.

As part of our commitment to shareholders, we invite you to visit Aberdeen’s Closed-End Funds on the web at aberdeen-asset.us/cef where you can view monthly fact sheets, portfolio manager commentary, distribution and performance information, updated daily fact sheets courtesy of Morningstar®, portfolio charting, and other timely data.

To learn more about Aberdeen’s Closed End Funds

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Enroll today and receive shareholder reports electronically*

By enrolling in this convenient service, you will receive important Fund documents including annual reports, semi-annual reports, prospectuses, and proxy statements via e-mail.

There’s never been a faster, simpler or more environmentally-friendly way to receive investment information.

To enroll, follow these simple steps:

1.  Go to http://www.aberdeen-asset.us/cef

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3.  Click “Sign-up.” You can expect to receive your electronic documents in 4-6 weeks.

*   Please note that Aberdeen does not share our shareholder information with any other organizations. You can return to this site at any time to change your email address or edit your preferences.

SGF-SEMI-ANNUAL

Item 2. Code of Ethics.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 6. Schedule of Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of close of the reporting period is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)  Not applicable to semi-annual report on Form N-CSR.

(b) During the period ended April 30, 2016, there was a change to the Portfolio Managers identified in the Registrant’s Annual Report on Form N-CSR filed on January 7, 2016.

(a)(1) The information in the table below is as of July 8, 2016.

Individual & Position	Services Rendered	Past Business Experience
James Thom Senior Portfolio Manager

Effective January 31, 2016, Mr Thom is responsible for day-to-day management and overall supervision of the Fund’s portfolio from Mr. Chou Chong. He joins Hugh Young, Flavia Cheong, Christopher Wong and Kristy Fong.

James Thom is a Senior Investment Manager on the Asian Equities Team. James joined Aberdeen in 2010 from Actis, an Emerging Markets Private Equity firm, based in Singapore and covering Southeast Asia. James holds an MBA from INSEAD, an MA from Johns Hopkins University and a BSc from University College London.

(a)(2) The information in the table below is as of March 31, 2016.

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets ($M)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance ($M)
James Thom	Registered Investment Companies	22	$10,735.41	0	$0
	Pooled Investment Vehicles	80	$38,377.76	2	$382.06
	Other Accounts	153	$37,725.52	16	$4,669.74

Total assets are as of March 31, 2016 and have been translated to U.S. dollars at a rate of £1.00 = $1.44.

In accordance with legal requirements in the various jurisdictions in which they operate, and their own Conflicts of Interest policies, all subsidiaries of Aberdeen Asset Management PLC, (together Aberdeen), have in place arrangements to identify and manage Conflicts of Interest that may arise between them and their clients or between their different clients. Where Aberdeen does not consider that these arrangements are sufficient to manage a particular conflict, it will inform the relevant client(s) of the nature of the conflict so that the client(s) may decide how to proceed.

The portfolio managers’ management of “other accounts”, including (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts that may pay advisory fees that are based on account performance (“performance-based fees”), may give rise to potential conflicts of interest in connection with their management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, Aberdeen believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, Aberdeen has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account. The existence of such performance-based fees may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for a Fund also may be appropriate for other investment accounts managed by Aberdeen or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, Aberdeen may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to a Fund from time to time, it is the opinion of Aberdeen that the benefits from the Aberdeen organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. Aberdeen has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

(a)(3)

Aberdeen’s remuneration policies are designed to support its business strategy as a leading international asset manager.  The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for Aberdeen’s clients and shareholders.  Aberdeen operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme.  The aggregate value of awards in any year is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards, which are payable to all members of staff are determined by a rigorous assessment of achievement against defined objectives.

A long-term incentive plan for key staff and senior employees comprises of a mixture of cash and deferred shares in Aberdeen PLC or select Aberdeen funds (where applicable).  Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

Aberdeen’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other Aberdeen employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme.  The Remuneration Committee of Aberdeen determines the key performance indicators that will be applied in considering the overall size of the bonus pool.  In line with practice amongst other asset management companies, individual bonuses are not subject to an absolute cap.  However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

Aberdeen has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with Aberdeen’s sustained performance and, in respect of the deferral into funds, managed by Aberdeen, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to Aberdeen, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, Aberdeen takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations.  To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process.  A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, Aberdeen also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes.  Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen environment.  Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

(a)(4)

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of April 30, 2016
James Thom	None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs (1)	(d) Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs (1)
November 1, 2015 through November 30, 2015	11,799	$8.96	11,799	626,673
December 1, 2015 through December 31, 2015	10,409	$8.72	10,409	616,264
January 1, 2016 through January 31, 2016	20,400	$7.97	20,400	595,864
February 1, 2016 through February 28, 2016	27,198	$7.88	27,198	568,666
March 1, 2016 through March 31, 2016	16,244	$8.79	16,244	552,422
April 1, 2016 through April 30, 2016	17,833	$9.06	17,833	534,589
Total	103,883	$8.56	103,883	—

(1) On April 11, 2012, the Fund announced that the Board of Directors approved a share repurchase program.  The program authorizes management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares as of April 30, 2012. Such purchases may be made when the Fund’s shares are trading at a discount to net asset value of 12% or more. Open market purchases may also be made at the discretion of management if the discount to net asset value is less than 12%. The plan does not have an expiration date.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended April 30, 2016, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)         The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)            Not applicable.

(a)(2)            Certifications pursuant to Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)            Not applicable.

(b)         Certifications pursuant to Rule 30a-2(b) under the Act and section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)          A copy of the Registrant’s notices to stockholders, which accompanied distributions paid, pursuant to the Registrant’s Managed Distribution Policy since the Registrant’s last filed N-CSR, are filed herewith as Exhibit 12(c)(1), as required by the terms of the Registrant’s SEC exemptive order.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Singapore Fund, Inc.

By:	/s/ Alan Goodson
Alan Goodson,
Principal Executive Officer of
Aberdeen Singapore Fund, Inc.

Date: July 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Alan Goodson
Alan Goodson,
Principal Executive Officer of
Aberdeen Singapore Fund, Inc.

Date: July 8, 2016

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
Aberdeen Singapore Fund, Inc.

Date: July 8, 2016